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                                                              Exhibit 10(b)
                         CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 14, 1997 with respect to the balance sheets of The American Franklin Life Insurance Company as of December 31, 1996 and 1995 and the related statements of operations, shareholder's equity and cash flows for the year ended December 31, 1996, the eleven months ended December 31, 1995 and the one month ended January 31, 1995, in this Post-Effective Amendment to the Registration Statement on Form N-4 (No. 333-10489) under the Securities Act of 1933 and Registration Statement (No. 811-7781) under the Investment Company Act of 1940 and related Statement of Additional Information of Separate Account VA-1 of The American Franklin Life Insurance Company.


                                        /s/Ernst & Young LLP

                                        ERNST & YOUNG LLP


Chicago, Illinois
April 28, 1997